SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                               Amendment No. 1 to
                                    Form 8-K

                                       on

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        May 3, 2000
                                                 ------------------------



                            Overseas Filmgroup, Inc.
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               (Exact Name of Registrant as Specified in Charter)




       Delaware                       0-25308                 13-3751702
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                  Number)                Identification No.)




8800 Sunset Boulevard, Third Floor, Los Angeles,                 90069
California
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(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code        (310) 855-1199
                                                      -------------------------

                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 1. Changes in Control of Registrant

     Effective June 20, 2000, Ellen Dinerman Little, Gary Stein and Alessandro Fracassi resigned from their positions with Overseas Filmgroup, Inc. ("Company") and Christopher Cooney, Jeffrey Cooney, Barry Minsky, Joseph Linehan and Nicholas Bavaro were appointed as directors by the existing members of the board to fill the vacancies created by the resignations and the creation of two new directorships. The change in composition of the board occurred in connection with a sale on June 20, 2000 by the Company to Rosemary Street Productions, LLC ("Purchaser") of (i) 5,097,413 shares of common stock ("Common Stock"), (ii) 904,971 shares of Series A Preferred Stock ("Preferred Stock"), each share of which is convertible into two shares of Common Stock and (iii) five-year warrants ("Warrants") to purchase up to 2,313,810 shares of Common Stock of Company at an exercise price of $3.40 per share (collectively, the "Securities") for a cash purchase price of $17,000,000 (the "Securities Purchase"). Purchaser also has an option to purchase up to an additional 1,625,260 shares of Common Stock for an aggregate purchase price of $4,000,000. This option will be exercisable for a period of 90 days after the closing date. Since the Preferred Stock votes with the Common Stock on an as- converted basis, the Purchaser beneficially owns approximately 59.5% of the Company's voting securities (assuming that the Purchaser will not exercise its option).

     The following persons now represent the executive officers and directors of the Company:

Name                              Title

Christopher Cooney                Co-Chairman of the Board and Chief Executive
                                  Officer

Robert Little                     Co-Chairman of the Board and President

William F. Lischak                Chief Operating Officer, Chief Financial
                                  Officer, Secretary and Director

Jeffrey Cooney                    Executive Vice President--Creative Affairs and
                                  Director

Stephen K. Bannon                 Director

Scot K. Vorse                     Director

Barry R. Minsky                   Director

Joseph Linehan                    Director

Nicholas Bavaro                   Director

     In connection with the Securities Purchase, the Company, the Purchaser, Robert Little, Ellen Dinerman Little (together with Robert Little, collectively referred to as the "Littles"), MRCo., Inc., a member of the Purchaser, Christopher J. Cooney and Jeffrey Cooney entered into a voting agreement. Pursuant to the terms of the voting agreement, so long as Robert Little is employed as President of the Company or the Littles own no less than 5% of the


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issued and outstanding voting securities of the Company, Purchaser will nominate and vote for Robert Little to serve as a member of the board of directors of the Company. So long as Christopher Cooney and Jeffrey Cooney own, in the aggregate, directly or indirectly, no less than 5% of the issued and outstanding voting securities of the Company, the Littles and other members of the Purchaser will vote for Christopher Cooney and Jeffrey Cooney to serve as members of the board of directors of the Company. So long as MRCo. owns no less than 5% of the issued and outstanding voting securities of the Company, the Littles and other members of Purchaser will vote for Joseph Linehan to serve as a member of the board of directors of the Company.

     The Company is not aware of any arrangements the operation of which may result in a further change in control of the Company, as contemplated by Item 403(c) of Regulation S-K, nor are there any other arrangements or understandings among members of the former and new control persons and their associates with respect to the election of directors or other matters, except as set forth in the voting agreement discussed above.

Item 5. Other Events

     In June 2000, the Company, as borrower, and certain subsidiaries of the Company, as guarantors, entered into a $40 million five-year secured revolving credit agreement with a group of commercial banks and other financial institutions. The proceeds from the credit facility will be used to:

     o refinance outstanding loans and accrued interest under the Company's existing credit facility with Coutts & Co. and Bankgesellschaft Berlin A.G. (formerly known as Berliner Bank A.G. London Branch);

     o finance the Company's production, acquisition, distribution and exploitation of feature length motion pictures, television programming, video product and rights therein;

     o    fund the Company's working capital; and

     o    otherwise fund the Company's lawful corporate purposes.

The facility bears interest, as the Company may select, at rates based on either the LIBOR or a rate per annum equal to the greater of (a) the Prime Rate, (b) the Base CD Rate plus 1% and (c) the Federal Funds Effective Rate plus 1/2% (as such terms are defined in the credit agreement). The revolving line of credit may be reduced, partially or in whole, at any time and is to be fully paid on June 20, 2005. The amounts drawn under the credit facility are secured by substantially all of the Company's and its domestic subsidiaries' current and future assets. The credit facility contains customary covenants restricting or limiting the Company's ability to engage in certain activities, including limitations on debt, liens, guarantees, investments, restricted payments, transactions with affiliates, asset sales and dispositions and changes in its


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


corporate existence. At varying times over the term of the credit facility, the Company is required to meet certain financial and operational tests.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c)      Exhibits

     Exhibit Number      Description
     --------------      -----------
          3.2            Bylaws

          3.3            Certificate of Designations for Series A Preferred
                         Stock

          4.8            Form of Warrant

         10.35 Securities Purchase Agreement, dated May 3, 2000, between the Company and the Purchaser

         10.36 Assignment and Assumption Agreement between the Company and Purchaser

         10.37 Amended and Restated 1996 Special Stock Option Plan and Agreement among Robert Little, Ellen Little and the Company

         10.38           Stock Option Agreement between the Company and William
                         Lischak

         10.39 Amended and Restated Employment Agreement between Robert Little and the Company

         10.40 Amended and Restated Employment Agreement between William Lischak and the Company

         10.41           Employment Agreement between Christopher Cooney and the
                         Company

         10.42           Employment Agreement between Jeffrey Cooney and the
                         Company

         10.43 First Look Agreement between The Little Film Company, Inc. and the Company

         10.44 Note and Debt Contribution Agreement among Robert Little, Ellen Little and the Company

         10.45 Form of Management Letter between each of Robert Little and Ellen Little and the Company

         10.46 Voting Agreement among the Company, Purchaser, Robert Little, Ellen Little, MRCo., Inc., Christopher Cooney and Jeffrey Cooney


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




         10.47 Form of Credit, Security, Guaranty and Pledge Agreement, dated as of June 20, 2000, among the Company, as Borrower, the Guarantors named therein, and the Lenders named therein, with the Chase Manhattan Bank, as Administrative Agent, and The Chase Manhattan Bank, as Issuing Bank (without schedules and exhibits)

         10.48 Copyright Security Agreement, dated as of June 20, 2000 (without schedules and exhibits)

          99.1           Press release of the Company dated May 5, 2000*

          99.2           Press release of the Company dated June 20, 2000

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*        Previously filed.

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2000                     OVERSEAS FILMGROUP, INC.


                                             /s/ William F. Lischak
                                         By: __________________________________
                                             William F. Lischak
                                             Chief Operating Officer and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit Number      Description
     --------------      -----------
          3.2            Bylaws

          3.3            Certificate of Designations for Series A Preferred
                         Stock

          4.8            Form of Warrant

         10.35 Securities Purchase Agreement, dated May 3, 2000, between the Company and the Purchaser

         10.36 Assignment and Assumption Agreement between the Company and Purchaser

         10.37 Amended and Restated 1996 Special Stock Option Plan and Agreement among Robert Little, Ellen Little and the Company

         10.38           Stock Option Agreement between the Company and William
                         Lischak

         10.39 Amended and Restated Employment Agreement between Robert Little and the Company

         10.40 Amended and Restated Employment Agreement between William Lischak and the Company

         10.41           Employment Agreement between Christopher Cooney and the
                         Company

         10.42           Employment Agreement between Jeffrey Cooney and the
                         Company

         10.43 First Look Agreement between The Little Film Company, Inc. and the Company

         10.44 Note and Debt Contribution Agreement among Robert Little, Ellen Little and the Company

         10.45 Form of Management Letter between each of Robert Little and Ellen Little and the Company

         10.46 Voting Agreement among the Company, Purchaser, Robert Little, Ellen Little, MRCo., Inc., Christopher Cooney and Jeffrey Cooney


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



         10.47 Form of Credit, Security, Guaranty and Pledge Agreement, dated as of June 20, 2000, among the Company, as Borrower, the Guarantors named therein, and the Lenders named therein, with the Chase Manhattan Bank, as Administrative Agent, and The Chase Manhattan Bank, as Issuing Bank (without schedules and exhibits)

         10.48 Copyright Security Agreement, dated as of June 20, 2000 (without schedules and exhibits)

          99.1           Press release of the Company dated May 5, 2000*

          99.2           Press release of the Company dated June 20, 2000

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*        Previously filed.

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